UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant         ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

XPO, Inc.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! XPO, INC. 2024 Annual Meeting Vote by May 15, 2024 11 :59 PM ET You invested in XPO, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024. Get informed before you vote View the Proxy Statement/2023 Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to May 06, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number virtually at Vote in Person at the Meeting* May 16, 2024 10:00 AM EDT meet now.glob a I/M4P2XXP *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1A Brad Jacobs 1B Jason Aiken 1C Bella Allaire 1D J. Wes Frye 1 E Mario Harik 1 F Michael Jesselson 1G Allison Landry 1H Irene Moshouris 11 Johnny C. Taylor, Jr. XPO, INC. 2024 Annual Meeting Vote by May 15, 2024 11:59PMET 2 Ratification of the appointment of KPMG as our independent registered public accounting firm for fiscal year 2024. 3 Advisory vote to approve executive compensation. 4 Advisory vote on the frequency of future advisory votes to approve executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 Year